UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2010
SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34465 001-31441	20-1764048 23-2872718

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034 Mechanicsburg, PA	17055

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (717) 972-1100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On June 18, 2010, Select Medical Corporation (“Select”), Regency Hospital Company, L.L.C. (“Regency”), the equity holders of Regency (the “Sellers”), Waud Capital Partners, L.L.C., as representative of the Sellers, and Intensiva Healthcare Corporation, a wholly-owned subsidiary of Select (“Buyer”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”), pursuant to which Buyer has agreed to acquire all of the issued and outstanding equity securities of Regency for approximately $210 million, including certain assumed liabilities. The purchase price is subject to adjustment based on Regency’s net working capital on the closing date.
The transaction, which is expected to close in the third quarter of 2010, is subject to a number of closing conditions, including receipt of regulatory approvals.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement. A copy of the Purchase Agreement is attached to this report as Exhibit 2.1 and is incorporated by reference herein.
Item 7.01 Regulation FD Disclosure
On June 21, 2010, Select issued a press release announcing the execution of the Purchase Agreement. A copy of the press release is attached to this report as Exhibit 99.1.
The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

2.1	Purchase and Sale Agreement by and among Regency Hospital Company, L.L.C., the Sellers named therein, the Representative named therein, Intensiva Healthcare Corporation and Select Medical Corporation, dated June 18, 2010.

99.1	Select Medical Corporation Press Release dated June 21, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION SELECT MEDICAL CORPORATION
Date: June 23, 2010	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Purchase and Sale Agreement by and among Regency Hospital Company, L.L.C., the Sellers named therein, the Representative named therein, Intensiva Healthcare Corporation and Select Medical Corporation, dated June 18, 2010.

99.1	Select Medical Corporation Press Release dated June 21, 2010.